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                                                                 Exhibit 10.23

             SCHEDULE TO FORM OF NHP SECOND SERIES OPTION AGREEMENT FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

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

Facility
Location                              Company                         Management Firm
--------                              -------                         ----------------
Pensacola, FL                         C&G Healthcare                  Balanced Care at Pensacola, Inc.
                                      of Pensacola, LLC

Tallahassee, FL                       C&G Healthcare                  Balanced Care at Tallahassee, Inc.
                                      of Tallahassee, LLC

Hagerstown, MD                        C&G Healthcare                  Balanced Care at Hagerstown, Inc.
                                      of Hagerstown, LLC

Johnson City, TN                      C&G Healthcare                  Balanced Care at Johnson City, Inc.
                                      of Johnson City, LLC

Teay's Valley, WV                     C&G Healthcare                  Balanced Care at Teay's Valley, Inc.
                                      of Teay's Valley, LLC
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